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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 12, 1999

                            ABLE TELCOM HOLDING CORP.
             (Exact name of registrant as specified in its charter)

         Florida                        0-21986                  65-0013218
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

          1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401
                    (Address of Principal Executive Offices)

                                 (561) 688-0400
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         Able Telcom Holding Corp. (the "Company") reported today that Gideon
D. Taylor, former Chairman of the Company's Board of Directors, resigned from the Board of Directors. Mr. Taylor has an employment contract with the Company and will continue to serve as the Company's Vice President of Special Projects.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ABLE TELECOM HOLDINGS CORP.

Date: March 12, 1999                         By: /s/ Billy V. Ray, Jr.
                                                --------------------------------
                                                Name: Billy V. Ray, Jr.
                                                Title: President and
                                                       Chief Executive Officer